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                                                                EXHIBIT 10.24

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN EXCHANGE AGREEMENT OF EVEN DATE HEREWITH (THE "EXCHANGE AGREEMENT").

                    Series C 15% Subordinated Promissory Note
                               Due August 6, 1997

                                                                          , 1996

$__________________


         The Rattlesnake Holding Company, Inc., a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to
                                                                              or
registered assigns, on August 6, 1997 (the "Due Date"), the principal amount of
                                  Dollars ($           ) and to pay interest on
the Due Date (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid portion of said principal amount from the date hereof at the rate of 15% per annum. Both the principal hereof and interest hereon are payable at the principal office of the Company in Stamford, Connecticut, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         1. Authorized Issue. This Note is one of a duly authorized issue of Series C 15% Subordinated Promissory Notes due the Due Date (herein called the "Notes") made or to be made by the Company in the aggregate amount of up to $600,000, in original authorized principal amount, similar in terms except for dates, principal amounts and named payees, issued by the Company pursuant to an Exchange Agreement among the Company and certain Series C Subordinated Promissory Note holders.

         2. Transfer and Exchange. This Note is transferable on the Note Register of the Company at the expense of the Company (except for any stamp tax or other governmental charge with respect to any transfer) upon surrender of this Note for transfer at the principal office of the Company, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the holder of this Note or his attorney duly authorized in writing, and thereupon one or more new Notes, each in the denomination for the same aggregate principal amount as the Note

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surrendered, and dated the date to which interest has been paid on the Notes, will be issued to the designated transferee or transferees. This Note is exchangeable for a like aggregate principal amount of Notes of different denominations, as requested by the holder or his attorney surrendering the same.

         The Company and its agents may treat the holder of this Note as the owner for purposes of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         Any new Note or Notes to be delivered to you or upon your order, pursuant to this Section 2, in substitution for or in lieu of any Note held by you, will be delivered to you at your address as shown on the records of the Company, or at such other address as you may request, without any expense to you in connection with such delivery and insured to your satisfaction.

         3. Prepayment Provisions. (a) This Note may be prepaid, at the option of the Company, as a whole or in part, pro rata as to each Note holder, at any time or from time to time, in each case on any date on or after the date of issuance and prior to maturity, at a redemption price of l00% of the principal amount of such Note, together with accrued interest through the date of prepayment.

         (b) If this Note is called for prepayment pursuant to subsection 3(a) of this Note, the Company shall give written notice to the holder of this Note not less than 30 nor more than 60 days prior to the date fixed for the prepayment thereof. Such notice and all other notices to be given to any holder of a Note shall be mailed by registered mail to the holder thereof at the address shown on the Note Register.

         Upon notice of any prepayment being given as provided in this subsection 3(b), the Company covenants and agrees that it will prepay on the date therein fixed for prepayment the entire principal amount of this Note so as to be prepaid as specified in such notice as the principal amount thereof, together with interest accrued thereon to such date fixed for prepayment, plus the applicable premium, if any.

         (c) Upon any partial prepayment of the Notes, upon presentation as herein provided, there shall be paid to the holder the principal amount of the portion of the Notes so to be prepaid with the unpaid interest accrued in respect thereof, and either (i) the Note to be partially prepaid shall be surrendered by the holder, in which event the Company shall execute and deliver to or on the order of such holder, at the expense of the Company, a new Note for the principal amount of the Note remaining unpaid, dated as of the date to which interest has been paid on the Note surrendered, and registered in the name of the holder, or (ii) if

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the holder and the Company shall so determine, the Note to be partially prepaid need not be so surrendered, but may be made available to the Company, at the place of payment specified herein, for notation thereon of the payment of the portion of the principal so paid, in which case the Company shall make such notation and return the Note to or on the order of such holder.

         (d) All Notes which may be prepaid in full shall not be considered outstanding for purposes of this Section 3.

         4.  Subordination of Indebtedness.

               (a) This Note is issued subject to the provisions of this Section 4; and each person taking or holding this Note, accepts and agrees to be bound by these provisions.

               (b) This Note is a junior unsecured general obligation of the Company and is fully subordinated to all "senior indebtedness" of the Company now existing or hereafter incurred. Senior indebtedness is all indebtedness, liabilities and obligations of the Company for money borrowed from banks, savings and loan associations, the Small Business Administration and other financial institutions, and their affiliates, and any deferrals, renewals or extensions of any such senior indebtedness and notes or other instruments or evidences of indebtedness issued in respect of or in exchange for any such senior indebtedness or any funding to pay or replace any such senior indebtedness or credit unless in the instrument creating or evidencing the same, or pursuant to which it is outstanding, it is provided that such indebtedness or such deferral, renewal or extension thereof is not senior in right of payment to this Note. No payment or distribution of any kind or character on account of principal, premium, if any, or interest on this Note shall be permitted during the continuance of any default in the payment of principal, premium, if any, or interest on any senior indebtedness.

               5. Default. If one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and the holder of any Note shall have given fifteen (15) days prior written notice to the Company by certified or registered mail, return receipt requested, and the Company shall not have cured such default within such period:

               (i) default in the due and punctual payment of the principal of, or interest on, any Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or


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               (ii)    default by the Company in any provision of the Exchange
Agreement executed in connection with the sale and purchase of the Notes; or

               (iii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or

               (iv) an order, judgment or decree is entered adjudicating the Company or any subsidiary bankrupt or insolvent; or

               (v) the Company petitions or applies to any tribunal for the appointment of a trustee or receiver of the Company, or of any substantial part of the assets of the Company, or commences any proceedings (other than proceedings for the voluntary liquidation and dissolution of a subsidiary) relating to the Company or an subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect; or

               (vi) any such petition or application is filed, or any such proceedings are commenced, against the Company, and the Company by any act indicates its approval thereof, consent or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

               (vii) any order, judgment or decree is entered in any proceedings against the Company or any subsidiary decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

               (viii) any order, judgment or decree is entered in any proceedings against the Company or any subsidiary decreeing a split-up of the Company which requires the divestiture of a substantial part of the consolidated assets of the Company and its subsidiaries, or the divestiture of the stock of a subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days.

Then and in each and every such case, so long as such Event of Default shall not have been remedied the holder of any Note, by notice in writing to the Company, may declare the principal of this Note then outstanding and the interest accrued thereon if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Note contained to the contrary notwithstanding.


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         6.  Miscellaneous. (a) To the extent permitted by applicable law, the
Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption law now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for principal or interest on the Notes.

         (b) Each Note is issued upon the express condition, to which each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of the Notes, or for the payment of the principal of, or premium, if any, or the interest on, a Note, or for any claim based on a Note, or otherwise in respect hereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of the constitution, statute or rule of law or by any assessment or penalty or otherwise howsoever, all such individual liability being hereby expressly waived and released as a condition of and as a part of the consideration for the execution and issue of the Notes; provided, however, that nothing herein shall prevent enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of capital stock not fully paid.

         (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any such
Note if mutilated, the Company will make and deliver a new Note of like tenor in lieu of any such Note so lost, stolen, destroyed or mutilated. Any new Note made and delivered in accordance with the provisions of this subsection 6(c) shall be dated as of the date from which unpaid interest has then accrued on the Note so lost, stolen, destroyed or mutilated.

         (d) Any notice or demand which by any provision of the Notes is required or provided to be given or served to or upon the Company shall be deemed to have been sufficiently given or served for all purposes by being sent as registered mail, postage prepaid, addressed to the Company at its principal office.

         (e) No course of dealing between the Company and the holder of any Note or any delay on the part of the holder in exercising any rights under a Note shall operate as a waiver of any rights of any holder of the Note.

         7. Binding Effect. The Company agrees that the provisions of this Note shall bind and shall inure to the benefit of the parties hereto and their successors and assigns.

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         8.  Amendment and Waiver. Except as otherwise provided herein, this
Note may be amended, and the performance and observance of any term of this Note may be waived, with (and only with) the written consent of the Company and such Note purchaser as to whom performance is to be waived.

         9. Interest Rate. If any interest rate specified herein is held to be impermissible, then the rate charged on the indebtedness represented hereby shall be reduced to the highest rate then permitted by law.

         10. Communications. All notices and other communications provided for hereunder or under the Notes shall be in writing, and, if to you, shall be delivered or mailed by registered mail addressed to you at your address as shown in the records of the Company in this Note hereto or to such other address as you may designate to the Company in writing and, if to the Company, shall be delivered or mailed by registered mail to the Company at 3 Stamford Landing - Suite 130, Stamford, Connecticut 06902, or to such other address as the Company may designate to you in writing.

         11. Delaware Law. This Note shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law, and cannot be changed, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of any change, discharge or termination is sought.

         12. Headings. The headings of the sections of this Note are inserted for convenience only and do not affect the meaning of such section.

         IN WITNESS WHEREOF, THE RATTLESNAKE HOLDING COMPANY, INC. has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated the date and year first above written.


                                       THE RATTLESNAKE HOLDING COMPANY, INC.


                                       By___________________________________
                                          William J. Opper
                                          Chairman of the Board of Directors


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